ENVIRONMENTAL ESCROW AND SECURITY AGREEMENT
                                                Loan No. 1700020098
                                      Property:  Old Orchard Shopping Center
                                       Santa Clarita (Valencia), California


         THIS ENVIRONMENTAL ESCROW AND SECURITY AGREEMENT ("Agreement") is made as of September 23, 1997, by and between CONCORD MILESTONE PLUS, L.P., a Delaware limited partnership ("Borrower"), and WESTCO REAL ESTATE FINANCE CORP., a California corporation ("Lender").

         A. Borrower has executed a Note of even date in the principal amount of $8,445,000 payable to the order of Lender (the "Note"); and

         B. The Note is secured by the Loan Documents (as defined in the Note); and

         C. Lender requires, as a condition precedent to Lender's acceptance of the Note, that Borrower deposit with Lender certain funds, to be held, invested, released and used as provided in this Agreement to reimburse Borrower for the cost of providing the Environmental Improvements as hereinafter described.

         NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained in this Agreement and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

         1. The Deposit. Concurrently with its execution of this Agreement, Borrower has deposited with Lender the cash sum of $45,000 (such funds and all other funds from time to time deposited with Lender in connection with this Agreement are hereinafter collectively referred to as the "Funds"). The Funds shall be held, invested and released by Lender, and used by Borrower, in accordance with the terms and conditions of this Agreement. Lender (or a designated representative of Lender) shall have the sole right to make withdrawal of the Funds.

         2. Security Interest; Deposit of Funds. In order to secure Borrower's repayment of the Note and performance of all other covenants and conditions required on the part of Borrower to be observed or performed hereunder and under the Loan Documents, Borrower hereby pledges to and grants to Lender a continuing security interest in the Funds. Until expended or applied as herein provided, the Funds shall constitute additional security for the Debt (as defined in the Note). The Funds shall not constitute a trust fund and may be commingled with other monies held by Lender. Unless otherwise required by applicable law, no earnings or interest on the Funds shall be payable to Borrower even if the Lender or its servicer is paid a fee and/or receives interest or other income in connection with the deposit or placement of such fund (in which event such income shall be reported under Lender's or its servicer's tax identification number, as applicable).

September 23, 1997

LOS01:48425.3
                                                         1

         3.       Performance of Improvements.

                  (a) Borrower shall construct, erect, undertake and complete or cause to be constructed, erected, undertaken or completed all of the work set forth on Schedule 1 hereto (the "Environmental Improvements") no later than the date set forth opposite such Environmental Improvements.

                  (b) Borrower  shall pay for and obtain or cause to be paid for and obtained all permits, licenses and approvals required by all applicable laws with regard to the Environmental Improvements, whether necessary for commencement, completion, use or otherwise.

                  (c) Borrower shall perform or cause to be performed all work in connection with the Environmental Improvements in a good and workmanlike manner, in compliance with all applicable laws (including, without limitation, any and all environmental laws and laws for the handicapped and/or disabled) and with the plans and specifications approved (in writing) by Lender covering the same, which performance by Borrower shall be without regard to the sufficiency of the Funds.

                  (d) Borrower covenants and agrees that the Environmental Improvements shall be constructed, installed or completed, as applicable, free and clear of any and all liens (including mechanic's, materialman's or other liens), claims and encumbrances whatsoever subject to Borrower's right to contest as specified in the Mortgage (as defined in the Note).

Upon the occurrence of an Event of Default or in the event of Borrower's breach of any provision of this Agreement, Lender may terminate this Agreement and retain all Funds then being held pursuant to this Agreement and apply such Funds in such order and in such amounts as Lender shall elect, in its sole and absolute discretion: (i) to payment of the indebtedness evidenced by the Note and the Loan Documents, and/or (ii) in order to proceed under existing contracts or enter into contracts with third parties to make or complete the Environmental Improvements. Lender shall have the right to enter onto the Mortgaged Property (as defined in the Mortgage) and perform any and all work and labor necessary to make or complete the Environmental Improvements and/or employ watchmen to protect the Mortgaged Property from damage. All sums so expended by Lender shall be construed to have been paid to Borrower and shall be secured by the Mortgage. Borrower hereby constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete or undertake the Environmental Improvements in the name of the Borrower. This power of attorney shall be construed to be a power coupled with an interest which cannot be revoked.


September 23, 1997

LOS01:48425.3
                                                         2

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         4. Use of Funds.  Except as otherwise  expressly set forth herein,  the
Funds shall be used to reimburse Borrower for the reasonable costs and expenses incurred by Borrower in completing the Environmental Improvements up to the amount of the Funds. Borrower shall be responsible for the payment (from sources other than the Funds) of any and all costs and expenses in completing the Environmental Improvements in excess of the amount of the Funds. At such time as Lender determines (in its sole discretion) that the remediation described in
Schedule 1 has been completed and regulatory site closure has been obtained, or the determination has been made that such remediation is not required, all as described in Schedule 1, then any remaining Funds shall be released to Borrower.

         5. Release of Funds. The following condition shall apply to any release of funds to Borrower under Section 4 above:

                  (a) Lender, upon receipt of a draw request specifying the amount requested and the Environmental Improvements to be paid for with the requested Funds in the form attached hereto as Exhibit "A" ("Request for Release") shall, subject to the inspection rights and objection rights contained herein, release to Borrower the Funds requested in the Request For Release;

                  (b) Borrower shall provide evidence satisfactory to Lender (including, without limitation, access to the Mortgaged Property to Lender and an architect and/or engineer specified by Lender for the purpose of an inspection of work done, at Borrower's expense, if reasonably requested by Lender) that the Environmental Improvements for which the Funds are being requested have been completed in a good and workmanlike manner and in accordance with this Agreement and with all applicable laws;

                  (c) Borrower shall submit to Lender copies of paid invoices for the Funds requested and lien waivers and releases from all parties furnishing materials and/or services in connection with the Request for Release and reimbursement of all out-of-pocket inspection fees incurred by Lender;

                  (d) Borrower shall provide Lender with such additional documents, certificates and affidavits as Lender may reasonably request; and if required by Lender, Borrower shall execute and deliver to Lender a certificate (in form and substance satisfactory to Lender) that the Environmental Improvements covered by the applicable Request for Release comply with, and Borrower has fully satisfied, the terms and provisions of Section 3 above;

                  (e) Except as set forth in Section 4 above, Lender shall not be obligated to release any Funds (i) for the payment of the cost of an improvement or other item other than a Environmental Improvement as set forth on
Schedule 1 hereto, or (ii) for costs of Environmental Improvements in excess of the costs specified therefor on Schedule 1; and


September 23, 1997

LOS01:48425.3
                                                         3

                  (f) In addition to the conditions set forth above, Lender shall not be obligated to honor any Request for Release (i) in the event of Borrower's breach of any provision of this Agreement or upon the occurrence of an Event of Default under any of the other Loan Documents, nor (ii) upon the occurrence of any act, event or condition then existing that, with the giving of notice or the passage of time, or both, would constitute a breach hereunder or an Event of Default under any of the Loan Documents.

         6. Remedies Cumulative. No right or remedy conferred upon or reserved to Lender under this Agreement is intended to be exclusive of any other right or remedy, and each and every such right and remedy shall be cumulative and concurrent and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary by Lender.

         7. Indemnification of Lender and Assignment of Claims. Borrower shall hold harmless, indemnify and defend Lender from and against any and all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including without limitation reasonable attorneys' fees and expenses) imposed upon or incurred by Lender arising from, or in connection with, directly or indirectly, this Agreement. This indemnity is in addition to any other indemnity agreements made by Borrower to Lender in the Mortgage, the Note or in any of the other Loan Documents. Borrower hereby assigns to Lender all rights, claims and causes of action Borrower may have against any person or entities supplying labor or materials in connection with the Environmental Improvements; provided, however, that Lender may not pursue any such right, claim or cause of action unless an Event of Default shall have occurred under the Loan Documents or Borrower shall have otherwise breached any provision in this Agreement.

         8.       Miscellaneous.

                  (a) Any capitalized term utilized herein shall have the meaning as specified in the Mortgage, unless such term is otherwise specifically defined herein.

                  (b) Except as otherwise expressly provided herein, in any instance where the consent or approval of Lender is required or may be given or where any determination, judgment or decision is to be rendered by Lender under this Agreement, such approval and consent shall be given or withheld in Lender's sole and absolute discretion.

                  (c) All notices hereunder shall be given in accordance with the provisions of the Mortgage.

                  (d) This Agreement shall be binding upon Borrower and its heirs, devisees, representatives, successors and assigns, including successors in interest of Borrower in and to all or any part of the Mortgaged Property, and shall inure to the benefit of and may be enforced by Lender

September 23, 1997

LOS01:48425.3
                                                         4
and its heirs, successors, legal representatives, substitutes and assigns. Borrower shall not assign any of its rights or obligations under this Agreement.

                  (e) This Agreement is intended solely for the benefit of Borrower and Lender, and no third party shall have any right or interest in this Agreement, nor any right to enforce this Agreement against any party hereto.

                  (f) This Agreement may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower and Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                  (g) No provision of this Agreement or action taken by Lender pursuant hereto shall be construed as acceptance or approval by Lender of any Environmental Improvement. Each and every provision for the consent, approval, inspection, review or verification by Lender hereunder is for Lender's own purpose and benefit only, and no other party may require that the same be given or be entitled to assume that Lender shall refuse to make or give the same. In addition, in no event shall any term hereof, or any action taken by Lender contemplated hereby, be deemed to be or construed as a warranty or representation by Lender as to the adequacy of any Environmental Improvement, nor that the same complies with applicable laws (including, without limitation, any and all environmental laws and laws for the handicapped and/or disabled).

                  (h) Nothing herein or in the Loan Documents is intended to create, nor creates, nor shall be deemed to create, a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender, nor to grant Lender any interest in the Mortgaged Property other than that of creditor or Mortgage.

                  (i) If any provisions of this Agreement shall conflict with any provisions of the other Loan Documents regarding the Funds, the provisions contained in this Agreement shall control.

                  (j) If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

                  (k) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED IN CONNECTION WITH ANY PROCEEDING OUT OF OR RELATING TO THIS AGREEMENT.

September 23, 1997

LOS01:48425.3
                                                         5

         Borrower and Lender have executed this Agreement as of the date first above written.

                                            BORROWER:

CONCORD MILESTONE PLUS, L.P.,
a Delaware limited partnership

By:  CM PLUS CORPORATION,
        a Delaware corporation,
        Its General Partner

By:
       Name:
       Title:


Borrower's Tax ID Number:  52-1494615

LENDER:

WESTCO REAL ESTATE FINANCE CORP.,
a California corporation



By:
Name:
Title:


September 23, 1997

LOS01:48425.3
                                   6

                                                    Schedule 1

                                            ENVIRONMENTAL IMPROVEMENTS



         Within four months after recordation of the Mortgage (as defined in the
Note), Borrower shall remove and remediate the dry cleaning solvent contamination on the Mortgaged Property as disclosed by a Report of Subsurface Environmental Investigation (Palace Cleaners) prepared by Geoscience, Inc. dated August 8, 1997, and Report of Active Soil Vapor Survey (Palace Cleaners) prepared by Geoscience, Inc. dated July 28, 1997, and obtain regulatory site closure therefor in accordance with applicable requirements, or provide to Lender evidence in form and substance reasonably satisfactory to Lender that applicable regulatory authorities have determined that remediation of such contamination is not required under applicable laws and regulations.

September 23, 1997

LOS01:48425.3
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


                                                    EXHIBIT "A"

                                          REQUEST FOR RELEASE (No. ____)

                                                 Loan No. ________

TO:         ("Lender")

FROM:       ("Borrower")

         This Request for Release is submitted by Borrower in accordance with the Escrow Agreement for Improvements dated ___________, 199__, between Borrower and Lender (the "Agreement"). Terms used with initial capital letters and not defined in this Request for Release have the meanings given them in the Agreement.

         1. Borrower hereby requests an Advance for the payment of the Environmental Improvements in the amounts, to the parties, specified below:

ENVIRONMENTAL
IMPROVEMENTS                     PAYEE                                   AMOUNT


  TOTAL ADVANCE REQUESTED                                            $_________

         2. Borrower certifies, represents and warrants to Lender that all statements, invoices, bills, costs, expenses and any other sums of money owing with respect to Environmental Improvements incurred or owing on or before this date, have been paid in full except (a) the amounts requested in Section 1 above, and (b) the amounts, if any, specified in Annex 1 hereto.

         3. Borrower certifies, represents and warrants to Lender that (a) Borrower is entitled to a Release of Funds for the items and amounts requested in Section 1 above, (b) Borrower's representations and warranties made in the Loan Documents are true and correct on and as of this date, and (c) no Event of Default nor any event which with the giving of notice or the lapse of time, or both, would become an Event of Default, has occurred.

         Date: ______________, 199__.

                                                               BORROWER:


                                                               By:
                                                                  Title:


                                                         8